UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF DELAWARE


In re:  NutraMax Products, Inc.                CASE NO.         00-1838
        ----------------------------------     REPORTING PERIOD 7/30/00-8/26/00
                   Debtor

                         MONTHLY OPERATING REPORT

         File with Court and submit copy to United States Trustee
                    within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------
                                                     DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                   FORM NO.        ATTACHED      ATTACHED
------------------------------------------------------------------------------
Schedule of Cash Receipts and
  Disbursements                      MOR-1              X
     Bank Reconciliation (or
       copies of debtor's bank
       reconciliations)              MOR-1 (con't)      X
     Copies of bank statements                          X
     Cash disbursements journals                        X
Statement of Operations              MOR-2              X
Balance Sheet                        MOR-3              X
Status of Postpetition Taxes         MOR-4              X
     Copies of IRS Form 6123 or
       payment receipt                                  X
     Copies of tax returns filed
       during reporting period                          X
Summary of Unpaid Postpetition
  Debts                              MOR-4              X
     Listing of aged accounts
       payable                                          X
Accounts Receivable Reconciliation
  and Aging                          MOR-5              X
Debtor Questionnaire                 MOR-5              X
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I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.



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Signature of Debtor                                           Date



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Signature of Joint Debtor                                     Date


/s/ Dawn E. Larson                                            9/20/00
------------------------------------------------------------------------------
Signature of Authorized Individual*                           Date


    Dawn E. Larson                                  Chief Financial Officer
------------------------------------------------------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual



* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       Form MOR

                      UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF DELAWARE

In re:  NutraMax Products, Inc., Debtor       CASE NO. 00-1838
                                              REPORTING PERIOD: 8/30/00-8/26/00

This Monthly Operating Report and all such prior reports have been prepared by Debtor's management from their general ledger and supporting financial systems. Inadvertent errors and omissions may exist. All financial information contained in these reports and prior reports has neither been audited or reviewed by Debtor's Independent Public Accountants. The information may not meet the standards associated with the disclosure of financial information for publicly traded companies or set by the AICPA or FASB. The Debtor in Possession reserves all rights to amend the Monthly Operating Reports as necessary or appropriate.

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF DELAWARE

In re    NutraMax Products Inc.                CASE NO.         00-1838
        ----------------------------------     REPORTING PERIOD 7/30/00-8/26/00
                   Debtor

                SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM 1R-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                CUMULATIVE
                                           BANK ACCOUNTS                        CURRENT MONTH                 FILING TO DATE
                           OPER.        PAYROLL     TAX        OTHER         ACTUAL        PROJECTED        ACTUAL        PROJECTED
-----------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH  $         -   $   7,966           $          -    $      7,966            -     $   12,410            -

RECEIPTS
CASH SALES                                                                 $        -                    $       -             -
ACCOUNTS RECEIVABLE        9,276,892                                       $  9,276,892    9,929,000     $ 32,888,092    33,326,000
SALE OF ASSETS                                                             $        -                    $       -             -
OTHER (ATTACH LIST)          715,511                         (1,303,845)   $   (588,334)                 $  1,199,024          -
TRANSFERS (FROM
  DIP ACCTS)                             912,286              7,116,347    $  8,028,633                  $ 24,615,438          -
ADVANCES FROM REVOLVER       256,082                                       $    256,082      896,000     $  2,192,321     3,535,000
TOTAL RECEIPTS            10,248,485     912,286              5,812,502      16,973,273   10,825,000     $ 60,894,875    36,861,000

DISBURSEMENTS
PAYROLL & TAXES            1,142,097     765,736                408,167    $  2,316,000    2,700,000     $  8,167,732     9,696,000
                                                                           $        -                    $       -             -
SALES, USE, &
  OTHER TAXES                                                              $        -                    $       -             -
INVENTORY PURCHASES        1,112,076                          3,283,315    $  4,395,391    5,400,000     $ 19,789,692    18,931,000
SECURED/RENTAL/LEASES                                           232,000    $    232,000      179,000     $    383,748       351,000
OPERATING EXPENSES                                            2,012,000    $  2,012,000    2,000,000     $  7,690,081     6,623,000
ADMINISTRATIVE                 3,077                             (3,077)   $        -                    $     20,000          -
SELLING                                                                    $        -                    $       -             -
LOAN PAYMENTS                                                              $        -                    $       -           95,000
CAPITAL EXPENDITURES                                            14,000     $     14,000       50,000     $     43,311       319,000
OTHER (ATTACH LIST)          (37,399)                         (160,903)    $   (198,302)                 $    (71,206)
                                                                           $        -                    $       -             -
OWNER DRAW*                                                                $        -                    $       -             -
TRANSFERS (TO
  DIP ACCTS)               8,028,634                                  -    $  8,028,634                  $ 24,615,439          -
                                                                           $        -                    $       -             -
PROFESSIONAL FEES                                                27,000    $     27,000      496,000     $     95,938       846,000
U.S. TRUSTEE
  QUARTERLY FEES                                                           $        -                    $     12,750          -
COURT COSTS                                                                $        -                    $       -             -
TOTAL DISBURSEMENTS       10,248,485     765,736       -      5,812,502      16,826,723   10,825,000     $ 60,747,485    36,861,000

NET CASH FLOW                      -     146,550       -              -    $    146,550          -            147,390          -
(RECEIPTS LESS
  DISBURSEMENTS)
CASH END OF MONTH                  -     154,516       -              -    $    154,516  $       -            159,800          -
-----------------------------------------------------------------------------------------------------------------------------------

*  COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY
   ESTATE
                                                        ------------
                                                             -
                                                        ------------

THE FOLLOWING SECTION MUST BE COMPLETED
-----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                             16,826,723
  LESS  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                               8,028,634
  PLUS  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (ie, from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                  8,798,089
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Form MOR-1(2)

OTHER DETAIL
  Receipts:
     Adjustment made to reverse
      prior period neg balance
      reclassed to AP                (47,816)   -     (1,739,542)(1,787,358.00)
     Adjustments made to reclass
      negative cash balance to
      AP                             736,327    -        333,364      1,096,691
     Stopped checks                        -    -        102,333        102,333

     TOTAL                           715,511    -      1,303,845       (588,334)
                                 ===============================     ===========

  Disbursements:
     Variance between G/L &
     manual records                  (37,399)           (160,903)      (198,302)
                                 ===============================    ===========


Note: For the Operating and the Other/Disbursements Account, the source for the expense categorization is a manual log kept by the Treasurer. All receipts data is from G/L entries as are Transfers to DIP Accounts and Payroll and Taxes.

test

     cash flow line          0             146,550       0      0            146,550.00     146,550
     receipts - disb         0             146,550       0      0            146,550.00     146,550

     var                     0                   0       0      0                  0.00        0.00



                                                                                      Form MOR-1(2)

In re:  NutraMax Products, Inc.             Case No.           00-1838
        ----------------------------------  Reporting Period:  07/30/00-8/26/00
                   Debtor

                               BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
           ASSETS                          MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents     $      83,454.00       $   1,000,229.00
Restricted Cash and Cash
  Equivalents (see continuation
  sheet)                              $     276,331.00       $     792,103.00
Accounts Receivable (Net)             $  14,342,561.00       $  11,016,161.00
Notes Receivable                                     -                      -
Inventories                           $  17,017,300.00       $  15,400,713.00
Prepaid Expenses                      $   6,739,505.00       $   1,268,263.00
Professional Retainers                               -                      -
Other Current Assets (attach
  schedule)                           $     682,625.00       $     705,643.00
TOTAL CURRENT ASSETS                  $  39,141,776.00       $  30,183,112.00

PROPERTY AND EQUIPMENT
Real Property and Improvements        $  11,478,211.00       $  11,477,757.00
Machinery and Equipment               $  44,833,001.00       $  44,790,150.00
Furniture, Fixtures, and
  Office Equipment                    $   2,928,402.00       $   2,897,200.00
Leasehold Improvements                $   2,922,238.00       $   2,922,238.00
Vehicles                              $     120,610.00       $     120,610.00
Less Accumulated Depreciation         $  37,568,540.00       $  36,705,379.00

TOTAL PROPERTY & EQUIPMENT            $  24,713,922.00       $  25,502,576.00
OTHER ASSETS
Loans to Insiders*                    $              -       $              -
Other Assets (attach schedule)        $      96,080.00       $     (17,227.00)
TOTAL OTHER ASSETS                    $      96,080.00       $     (17,227.00)

TOTAL ASSETS                          $  63,951,778.00       $  55,668,462.00


--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
     LIABILITIES AND OWNER EQUITY          MONTH             PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
  COMPROMISE (POSTPETITION)
Accounts Payable                      $   5,626,786.00       $              -
Taxes Payable (refer to                                      $
  Form MOR-4)                         $     172,685.00       $              -
Wages Payable                         $   1,066,748.00       $              -
Notes Payable                         $  35,027,871.00       $              -
Rent/Leases - Building/
  Equipment                                          -       $              -
Secured Debt/Adequate
  Protection Payments                 $   2,652,655.00       $              -
Professional Fees                     $     754,462.00       $     765,232.00
Amounts Due to Insiders*              $             -        $             -
Other Postpetition Liabilities
  (attach schedule)                   $   5,144,564.00       $   1,617,415.00
TOTAL POSTPETITION LIABILITIES        $  50,445,771.00       $   2,382,647.00
LIABILITIES SUBJECT TO
  COMPROMISE (Pre-Petition)
Secured Debt                          $  43,727,409.00       $  77,623,015.00
Priority Debt                         $   1,553,715.00       $   3,346,223.00
Unsecured Debt                        $  24,294,892.00       $  25,136,522.00
TOTAL PRE-PETITION LIABILITIES        $  69,576,016.00       $ 106,105,760.00
TOTAL LIABILITIES                     $ 120,021,787.00       $ 108,488,407.00
OWNER EQUITY                                         -                      -
Capital Stock                         $       7,359.00       $       7,359.00
Additional Paid-In Capital            $   7,015,215.00       $   7,015,215.00
Partners' Capital Account             $              -       $              -
Owner's Equity Account                $              -       $              -
Retained Earnings - Pre-petition      $ (59,540,146.00)      $ (59,540,146.00)
Retained Earnings - Postpetition      $  (3,250,065.00)
Adjustments to Owner Equity
  (attach schedule)                   $    (302,373.00)      $    (302,373.00)
Postpetition Contributions
  (Distributions) (Draws)
  (attach schedule)                   $              -       $              -
NET OWNER EQUITY                      $ (56,070,010.00)      $ (52,819,945.00)
TOTAL LIABILITIES AND OWNERS'
  EQUITY                              $  63,951,778.00       $  55,668,462.00
--------------------------------------------------------------------------------

*  "Insider" is defined in 11 U.S.C. Section 101(31)



                                                                   Form MOR-3

In re:  NutraMax Products, Inc.             Case No.           00-1838
        ----------------------------------  Reporting Period:  07/30/00-8/26/00
                   Debtor

                     BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
           ASSETS                          MONTH             PETITION DATE
--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
EMPLOYEE LOANS                    $       2,116.00           $       4,980.00
PAYROLL EXCHANGE                  $     (36,481.00)          $     (26,463.00)
OTHER CURRENT ASSETS              $     727,126.00           $     727,126.00
REFUNDABLE INCOME TAXES           $     (10,136.00)                         -




OTHER ASSETS
RENT& UTILITY DEPOSITS            $      96,080.00           $     (17,227.00)






--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY               MONTH             PETITION DATE
--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
ACCRUED INSURANCE                 $   1,354,384.00           $              -
OTHER ACCRUED EXPENSES            $     515,828.00           $              -
ACCRUED FREIGHT                   $     161,262.00           $              -
ACCRUED EMPLOYEE RELOCATION
  & RECRUITING                    $      55,000.00           $     123,802.00
ACCRUED COMMISSIONS               $     389,920.00           $              -
ACCRUED ROYALTIES                 $      18,026.00           $              -
ACCRUED 401K PLAN                 $     107,558.00           $              -
ACCRUED STATE EXCISE TAX          $       3,255.00           $              -
ACCRUED PROMOTION & DEVELOPMENT   $     106,216.00           $              -
RESTRUCTURING RESERVE             $   1,059,958.00           $     114,604.00
UNEARNED INCOME                   $     881,826.00           $     881,826.00
DEFERRED RENT                     $     173,982.00           $     156,634.00
DISCONTINUED OPERATIONS           $     317,349.00           $     340,549.00

ADJUSTMENTS TO OWNER EQUITY
TREASURY STOCK                    $     302,373.00          $      302,373.00


POSTPETITION CONTRIBUTIONS
  (DISTRIBUTIONS)(DRAWS)


--------------------------------------------------------------------------------

Restricted Cash:  Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.



                                                              Form MOR-3 (CONT)

In re:  NutraMax Products, Inc.             Case No.           00-1838
        ----------------------------------  Reporting Period:  07/30/00-8/26/00
                   Debtor

                        STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------
                                          AMOUNT
                        BEGINNING TAX    WITHHELD      AMOUNT                    CHECK NO.    ENDING TAX
                          LIABILITY     OR ACCRUED      PAID      DATE PAID        OR EFT      LIABILITY
--------------------------------------------------------------------------------------------------------
FEDERAL
Withholding             $        -     $    266,276    $ 266,276    see attached            $      -
FICA-Employee           $        -     $     96,583    $  96,583    see attached            $      -
FICA-Employer           $        -     $     97,002    $  97,002    see attached            $      -
Unemployment            $        -     $      1,513    $   1,513    see attached            $      -
Income                  $        -     $       (103)   $    (103)   see attached            $      -
Other:_____________     $        -     $        302    $     302    see attached            $      -

  Total Federal Taxes   $        -     $    461,573    $ 461,573                   $   -    $      -

STATE AND LOCAL

Withholding             $        -     $  58,313.00    $     -      see attached
Sales                   $        -            -        $     -      see attached
Excise                  $        -            -        $     -      see attached
Unemployment            $        -     $   8,276.00    $     -      see attached
Real Property           $    136,000   $  53,711.00    $  36,026        various             $   153,685
Personal Property                                      $     -
Other Franchise Tax     $     14,250   $   4,750.00    $     -                              $    19,000

  Total State and
    Local               $    150,250   $    125,050    $  36,026    $       -      $   -    $   172,685

TOTAL TAXES             $    150,250   $    586,623    $ 497,599    $       -      $   -    $   172,685
--------------------------------------------------------------------------------------------------------

                   SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

--------------------------------------------------------------------------------------------------------
                                                  NUMBER OF DAYS PAST DUE
                          ==========================================================
                          Current        0-30      31-60      61-90       Over 90            Total
--------------------------------------------------------------------------------------------------------
Accounts Payable        $   5,626,786
Wages Payable           $   1,066,748
Taxes Payable           $     172,685
Rent/Leases-Building
Rent/Leases-
  Equipment
Secured Debt/Adequate
  Protection Payments   $  2,652,655
Professional Fees       $    754,462
Amounts Due to
  Insiders*
Other:______________    $ 40,172,435
Other:______________

TOTAL POSTPETITION
  DEBTS                 $ 50,445,771    $     -    $     -     $     -     $     -
--------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*  "Insider" is defined in 11 U.S.C. Section 101(31)



                                                                                           Form MOR-4

In re:  NutraMax Products, Inc.             Case No.           00-1838
        ----------------------------------  Reporting Period:  07/30/00-8/26/00
                   Debtor


                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------
                Accounts Receivable Reconciliation                  Amount
-------------------------------------------------------------------------------
Total Accounts Receivable at the
  beginning of the reporting period                              $15,317,010.00
+ Amounts billed during the period                               $10,711,733.00
- Amounts collected during the period                            $ 9,276,892.00
Total Accounts Receivable at the end of
  the reporting period                                           $16,751,851.00

Accounts Receivable Aging

0-30 days old                                                    $15,497,872.00
31-60 days old                                                   $ 1,047,790.00
61-90 days old                                                   $    94,776.00
91+ days old                                                     $   111,413.00
Total Accounts Receivable                                        $16,751,851.00
Amount considered uncollectible (Bad Debt)                      ($ 2,409,290.00)

Accounts Receivable (Net)                                        $14,342,561.00
-------------------------------------------------------------------------------

                            DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
                                                                  Yes      No
-------------------------------------------------------------------------------

1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If
     yes, provide an explanation below.                                    X

2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period? If yes, provide an explanation below.                         X

3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                             X

4.   Are workers' compensation, general liability, and other
     necessary insurance coverages in effect? If no, provide
     an explanation below.                                         X
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                                                                     Form MOR-5

In re:  NutraMax Products, Inc.             Case No.           00-1838
        ----------------------------------  Reporting Period:  07/30/00-8/26/00
                   Debtor

                          STATEMENT OF OPERATIONS

                            (INCOME STATEMENT)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

--------------------------------------------------------------------------------
                                                           CUMULATIVE FILING
REVENUES                                   MONTH                TO DATE
--------------------------------------------------------------------------------
Gross Revenues                          $ 10,785,467.00    $ 38,536,991.00
Less:  Returns and Allowances           $    404,493.00    $  1,328,508.00

Net Revenue                             $ 10,380,974.00    $ 37,208,483.00
COST OF GOODS SOLD
Beginning Inventory                     $ 17,009,903.00    $ 64,230,522.00
Add:  Purchases                         $  4,563,983.00    $ 17,845,457.00
Add:  Cost of Labor                     $  1,200,634.00    $  4,335,496.00
Add:  Other Costs (attach schedule)     $  2,453,959.00    $  9,732,944.00
Less: Ending Inventory                  $ 17,017,300.00    $ 65,847,109.00
Cost of Goods Sold                      $  8,211,179.00    $ 30,297,310.00

Gross Profit                            $  2,169,795.00    $  6,911,173.00
OPERATING EXPENSES                      $                  $
Advertising                             $     65,828.00    $    268,361.00
Auto and Truck Expense                  $        224.00    $        224.00
Bad Debts                               $     83,000.00    $    330,000.00
Contributions                           $      2,500.00    $      2,804.00
Employee Benefits Programs              $     17,548.00    $    106,278.00
Insider Compensation*                   $     82,104.00    $    528,305.00
Insurance                               $     29,209.00    $     78,836.00
Management Fees/Bonuses                 $     47,290.00    $    205,402.00
Office Expense                          $     14,837.00    $     40,691.00
Pension & Profit Sharing Plans          $           -      $           -
Repairs and Maintenance                 $      8,070.00    $     40,695.00
Rent and Lease Expense                  $     50,094.00    $    239,537.00
Salaries/Commissions/Fees               $    382,165.00    $  1,544,925.00
Supplies                                $      5,130.00    $     19,979.00
Taxes - Payroll                         $     18,273.00    $     85,596.00
Taxes - Real Estate                     $           -      $           -
Taxes - Other                           $      7,710.00    $     21,988.00
Travel and Entertainment                $     43,469.00    $     85,038.00
Utilities                               $      3,796.00    $     23,892.00
Other (attach schedule)                 $    730,811.00    $  2,694,777.00

Total Operating Expenses Before
  Depreciation                          $  1,592,058.00    $  6,320,328.00
Depreciation/Depletion/Amortization     $     11,479.00    $     47,142.00

Net Profit (Loss) Before Other
  Income & Expenses                     $    566,258.00    $    543,703.00
OTHER INCOME AND EXPENSES
Other Income (attach schedule)          $           -      $      5,092.00
Interest Expense                        $    613,996.00    $  2,620,332.00
Other Expense (attach schedule)         $           -      $           -

Net Profit (Loss) Before
  Reorganization Items                  $    (47,738.00)   $ (2,071,527.00)
REORGANIZATION ITEMS
Professional Fees                       $    212,122.00    $  1,007,912.00
U.S. Trustee Quarterly Fees             $           -      $     12,750.00
Interest Earned on Accumulated Cash
  from Chapter 11 (see continuation
  sheet)                                $           -      $           -
Gain (Loss) from Sale of Equipment      $           -      $           -
Other Reorganization Expenses
  (attach schedule)                     $    214,943.00    $    457,443.00

Total Reorganization Expenses           $    427,065.00    $  1,478,105.00
Income Taxes                            $           -      $        603.00

Net Profit (Loss)                       $   (474,803.00)   $ (3,550,235.00)


*  "Insider" is defined in 11 U.S.C. Section 101(31)



                                                                   Form MOR-2

In re   NutraMax Products, Inc.             Case No.           00-1838
        ----------------------------------  Reporting Period:  07/30/00-8/26/00
                   Debtor

                STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                           CUMULATIVE FILING
    BREAKDOWN OF "OTHER" CATEGORY          MONTH                TO DATE
--------------------------------------------------------------------------------

OTHER COSTS
    MFG,QA/QC,G&A                             2,453,959.00       9,732,944.00

OTHER OPERATIONAL EXPENSES
OUTSIDE LABOR                           $        32,128.00         119,946.00
PROFESSIONAL SERVICES                   $        20,758.00          29,874.00
RUBBISH REMOVAL                         $           291.00             581.00
TELEPHONE/TELECOMMUNICATION             $       363,342.00         462,577.00
FREIGHT OUT                             $       433,550.00       1,786,501.00
LICENSES & Fees                         $         3,561.00           9,664.00
RECRUITMENT                             $        68,715.00         104,078.00
ROYALTIES                               $        27,000.00         106,000.00
MISCELLANEOUS                           $         1,433.00          96,589.00
BANK SERVICE CHARGES                    $         2,233.00          13,225.00
OTHER PROFESSIONAL
  FEES/RESTRUCTURING                    $       106,617.00         289,296.00
MATERIAL HANDLING                       $         2,636.00           5,810.00
DUES & Subscriptions                    $           379.00           2,468.00
TRAINING AND EDUCATION                  $         2,290.00               -

OTHER INCOME
INTEREST INCOME                         $          -                $5,092.00

OTHER EXPENSES




OTHER REORGANIZATION EXPENSES
CIP DIP LOAN FEE AMORTIZATION           $       214,943.00        $457,443.00




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REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.



                                                              Form MOR-2 (CONT)